UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

Pershing Square Capital Management, L.P.

PS Management GP, LLC

William A. Ackman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCING ALLERGAN
PERSHING SQUARE
HOME WEBCAST NOMINEES SHAREHOLDER MATERIALS LITIGATION NEWS RELEASES PROPOSED BY-LAWS MEDIA CONTACTS
PERSHING SQUARE, VALEANT AND ALLERGAN SETTLE PENDING LITIGATION BEFORE THE DELAWARE COURT OF CHANCERY
Allergan to Announce Unconditional Calling of a Special Meeting of Shareholders
VALEANT AND ALLERGAN: CREATING VALUE TOGETHER
On April 22, 2014, Valeant Pharmaceuticals International and Pershing Square Capital Management announced their joint bid for Allergan. As Allergan’s largest shareholder, Pershing Square is working to maximize value for all Allergan shareholders. To date, Allergan has been unwilling to engage in discussions with Valeant or Pershing Square, which have twice increased their bid. The combination of Valeant and Allergan is not only financially compelling, it also creates a company better positioned to develop and advance new drugs around the world. Because Allergan’s Board of Directors refused to engage with Valeant and Pershing Square on their offer, Pershing Square led the call for a special meeting of Allergan shareholders, which is now scheduled for December 18, 2014.
VIEW WEBCAST & PRESENTATION
MEET THE NOMINEES
Learn more about Pershing Square’s nominees to the Board of Directors.
CLICK FOR BIOS
Betsy Atkins Cathleen P. Black Fredric N. Eshelman Steven J. Shulman David A. Wilson John J. Zillmer
WHY PERSHING SQUARE HAS ASKED FOR A SPECIAL MEETING
Pershing Square asked shareholders to call a special meeting in order to vote on the eight proposals discussed below. The proposals seek to:
(1) Remove from office as directors certain members of the Allergan board of directors that Pershing Square believes lack the objectivity necessary to act in the best interests of shareholders with respect to Valeant’s proposal to acquire Allergan.
(2) Request that the Allergan board elect or appoint (irrespective of whether proposal 1 is passed) six new directors to the Allergan board.
(3) Amend the Allergan bylaws to simplify the mechanics for calling a special meeting.
(4) Amend the Allergan bylaws to provide mechanics for calling a special meeting if no directors or less than a majority of directors are then in office.
(5) Amend the Allergan bylaws to provide simplified mechanics for nominating directors or proposing business at any annual meeting.
(6) Amend the Allergan bylaws to fix the authorized number of directors at nine directors.
(7) Repeal any bylaws adopted without shareholder approval after Allergan’s 2014 annual meeting and up to and including the date of the special meeting (other than any amendment approved at the special meeting) and
(8) Pass a non-binding resolution encouraging the Board to promptly engage in good faith discussions with Valeant regarding Valeant’s offer to merge with Allergan without in any way precluding discussions the Board may choose to engage in with other parties potentially offering higher value.
At the special meeting, shareholders will have the ability to vote for, against or abstain from voting on each of the proposals. For proposal 1, the shareholders would have the ability to vote to remove all, some or none of the six members of the Allergan board of directors that Pershing Square is seeking to remove. For proposal 2, the shareholders would have the ability to recommend that the Allergan board elect or appoint all, some or none of the six new directors that Pershing Square is seeking to have elected or appointed.

TIMELINE
Since Valeant Pharmaceuticals International and Pershing Square Capital Management announced their joint bid for Allergan April 22, Allergan’s Board of Directors has declined to engage with either Valeant or PSCM, its largest shareholder. This timeline traces the progression of the bid since its announcement and the steps Valeant and Pershing Square have taken to encourage productive discussions with the Allergan Board.
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© 2014 Pershing Square Capital Management

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Timeline

VALEANT AND PERSHING SQUARE ANNOUNCE BID TO ACQUIRE ALLERGAN

April 22, 2014

Valeant and Pershing Square announce bid to acquire Allergan ($48.30 + 0.83 share of VRX) Pershing Square's Presentation. Allergan adopts a poison pill and, based on media reports, subsequently seeks competing offers from Johnson & Johnson and Sanofi.

ALLERGAN REJECTS VALEANT'S BID

May 13, 2014

Allergan rejects Valeant's bid; Pershing Square seeks list of Allergan stockholders and the next day files preliminary proxy to launch process to hold informal shareholder referendum on the bid.

PERSHING SQUARE URGES ALLERGAN INDEPENDENT DIRECTORS TO HIRE INDEPENDENT COUNSEL

May 19, 2014

Pershing Square urges Allergan independent directors to hire independent counsel., arguing Allergan's CEO is conflicted because he will lose his leadership role at the company and likely his job as a result of the transaction and cannot independently represent the company in the merger.

Read WAA's publicly released letter

VALEANT INCREASES ITS OFFER TO ACQUIRE ALLERGAN

May 28, 2014

Valeant increases its offer to acquire Allergan ($58.30/share +0.83 share of VRX) to $166.16/share and adds Contingent Value Right for DARPin of up to $25.00/share in value.

VALEANT INCREASES ITS OFFER TO ACQUIRE ALLERGAN TO $180.90 / SHARE
Valeant increases its offer to acquire Allergan by increasing the cash component to $72 per share. New offer prompted by PSCM based on shareholder feedback, which agrees to take all VRX stock (and no cash) for its AGN shares at a fixed exchange ratio.
June 2, 2014
PSCM SEEKS CLARIFICATION FROM ALLERGAN
PSCM seeks clarification from Allergan on what actions would trigger poison pill.
June 10, 2014
ALLERGAN RESPONDS TO PSCM LETTER
Allergan responds to PSCM letter but does not provide complete answers.
May 30, 2014
PERSHING SQUARE SEEKS TO HOLD A SPECIAL SHAREHOLDER MEETING
Pershing Square, having dropped its request for an informal shareholder referendum, seeks to hold a special shareholder meeting to oust six of the nine Allergan directors.
Click to View Filing
June 6, 2014
ALLERGAN REJECTS VALEANT’S INCREASED BID
Allergan rejects Valeant’s increased bid
June 11, 2014

June 12, 2014
VALEANT HOSTS WEBINAR
Valeant hosts webinar to respond to misleading facts made by Allergan.
June 18, 2014
DELAWARE COURT OF CHANCERY RULES IN FAVOR OF EXPEDITING PERSHING SQUARE’S REQUEST
Delaware Court of Chancery rules in favor of expediting Pershing Square’s request to seek clarity on trigger for poison pill. Hearing set for July 7.
June 23, 2014
PERSHING SQUARE SEEKS CLARIFICATION ON ALLERGAN POISON PILL IN COURT.
PSCM sues Allergan in Delaware Court of Chancery, seeking clarification on whether efforts to hold special shareholders meeting will trigger Allergan’s poison pill.
View Complaint
Pershing Square asks the court expedite the hearing on the matter.
June 17, 2014
VALEANT LAUNCHES EXCHANGE OFFER
Valeant launches exchange offer for Allergan.
June 19, 2014
ALLERGAN BOARD DECLARES VALEANT’S UNSOLICITED EXCHANGE OFFER INADEQUATE
Allergan board declares Valeant’s unsolicited exchange offer inadequate. Valeant posts fact-based answers to refute Allergan’s misleading statements.

PERSHING SQUARE ENTERS INTO A SETTLEMENT WITH ALLERGAN
June 27, 2014
Pershing Square enters into a settlement with Allergan resolving the poison pill litigation before the Delaware Court of Chancery. The settlement provides the clarification sought by Pershing Square that its actions in connection with the solicitation and receipt of revocable proxies to call a special meeting of shareholders of Allergan will not trigger Allergan’s recently adopted poison pill. The settlement paves the way for Pershing Square to soon begin actively soliciting proxies to call the special meeting. Link to Press Release
July 7, 2014
PERSHING SQUARE ANNOUNCES DIRECTOR SLATE FOR ALLERGAN BOARD
Pershing Square announces a slate of six independent directors for the board of Allergan. The six members of the slate are: Betsy Atkins, Cathleen P. Black, Fredric N. Eshelman, Steven J. Shulman, David A. Wilson and John J. Zillmer. Read Announcement
PERSHING SQUARE FILES DEFINITIVE SOLICITATION STATEMENT
Pershing Square files definitive solicitation statement with the Securities and Exchange Commission, permitting it to actively solicit support for the calling of a special meeting.
July 11, 2014
August 1, 2014
ALLERGAN SUES VALEANT AND PERSHING SQUARE
Allergan files a federal lawsuit against Valeant and Pershing Square in California (click to view lawsuit and related letter). Pershing Square and Valeant dismiss the suit as baseless and yet another attempt to interfere with Pershing Square’s efforts to call a special shareholders meeting (click to view response from Pershing Square and Valeant).
CALIFORNIA COURT DENIES ALLERGAN’S MOTION TO EXPEDITE
Allergan’s motion for expedited proceedings is denied by the U.S. District Court Central District of California
View Order
View Transcript
August 21, 2014

August 22, 2014
PERSHING SQUARE SUBMITS SHAREHOLDER REQUESTS TO CALL A SPECIAL MEETING
Pershing Square submits to Allergan requests from shareholders owning 31% of Allergan’s shares to call a special meeting (click to view the press release). The firm also filed a motion with the Delaware Court of Chancery seeking declaratory relief to require Allergan to call the special meeting (click here to view complaint). An additional 2.8% is submitted two weeks later.
ALLERGAN SAYS SPECIAL MEETING REQUESTS COMPLY WITH BYLAWS
After a review conducted by Allergan and its independent inspector, Allergan announces Pershing Square has delivered requests that comply as to form with Allergan’s bylaws from stockholders owning more than 25% of Allergan’s shares. Allergan is scheduled to hold a Special Meeting on December 18, 2014
Click here for press release
September 4, 2014
September 11, 2014
PERSHING SQUARE, VALEANT SETTLE DELAWARE CASE WITH ALLERGAN
Pershing Square and Valeant reach an agreement with Allergan, Inc. to settle pending litigation before the Delaware Court of Chancery. Allergan agrees to unconditionally call and hold a special meeting of its shareholders on December 18, 2014 (click here to view release).
PERSHING SQUARE SUBMITS ADDITIONAL SPECIAL MEETING REQUESTS; TOTAL TOPS 35%
Pershing Square submits additional special meeting requests from shareholders owning 1.29% of Allergan’s shares, bringing the total to 35.1%. The new total means that not including Pershing Square’s 9.7% stake, shareholders owning more than 25% of Allergan’s shares provided the necessary documentation and cleared the administrative hurdles in Allergan’s bylaws to join Pershing Square in calling for the special meeting. Click here to view press release.
September 15, 2014
©2014 Pershing Square Capital Management

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HOME WEBCAST NOMINEES SHAREHOLDER MATERIALS LITIGATION NEWS RELEASES PROPOSED BY LAWS MEDIA CONTACTS
Securities Litigation (CA)
2014-08-01 [Dkt. No. 001] Complaint for Violations of Securities Laws
2014-08-01 [Dkt. No. 002] Civil Cover Sheet
2014-08-01 [Dkt. No. 003] Certification and Notice of Interested Parties L.R. 7.1-1
2014-08-01 [Dkt. No. 004] Plaintiff Allergan, Inc.’s Disclosure Statement FRCP 7.1
2014-08-01 [Dkt. No. 005] Notice of Assignment of Judge Carter
2014-08-04 [Dkt. No. 006] Notice to Filer of Deficiencies in Attorney Case Opening
2014-08-04 [Dkt. No. 007] Notice to Parties of Court-Directed ADR Program
2014-08-04 [Dkt. No. 008] Notice of Pro Hac Vice Application and Filing Fee Due
2014-08-04 [Dkt. No. 009] Notice of Pro Hac Vice Application and Filing Fee Due
2014-08-04 [Dkt. No. 010] Summons in a Civil Action for All Defendants
2014-08-04 [Dkt. No. 011-01] Memorandum of Points and Authorities in Support of Plaintiffs’ Ex Parte Application for Expedited Proceedings
2014-08-04 [Dkt. No. 011-12] Proposed Order Granting Plaintiffs’ Ex Parte Application for Expedited Proceedings
2014-08-04 [Dkt. No. 011] Plaintiffs’ Ex Parte Application for Expedited Proceedings – Statement of Notice
2014-08-04 [Dkt. No. 012] Proof of Service of Plaintiffs’ Ex Parte Application for Expedited Proceedings
2014-08-05 [Dkt. No. 013] Summons in a Civil Action with Court’s Signature
2014-08-06 [Dkt. No. 014] Notice of Apearance for Michael Shipley
2014-08-06 [Dkt. No. 015] Defendants’ Joint Opposition to Plaintiffs’ Ex Parte Application for Expedited Proceedings
2014-08-06 [Dkt. No. 016] Notice of Appearance for Robert Sacks
2014-08-06 [Dkt. No. 017] Notice of Appearance for Edward Johnson
2014-08-06 [Dkt. No. 018] Notice of Appearance for Mark Holscher
2014-08-06 [Dkt. No. 019-01] Proposed Order on Pro Hac Vice Application for Jay Lefkowitz
2014-08-06 [Dkt. No. 019] Application of Non-Resident Attorney to Appear in a Specific Case – Pro Hac Vice for Jay Lefkowitz
2014-08-06 [Dkt. No. 020] Application of Non-Resident Attorney to Appear in a Specific Case – Pro Hac Vice for John Del Monaco
2014-08-06 [Dkt. No. 021-01] Proposed Order on Application of Non-Resident Attorney to Appear in a Specific Case
2014-08-06 [Dkt. No. 021] Application of Non-Resident Attorney to Appear in a Specific Case – Pro Hace Vice for Danielle Sassoon
2014-08-07 [Dkt. No. 022-01] Proposed Order on Application for Pro Hac Vice for William Savitt
2014-08-07 [Dkt. No. 022] Application of Non-Resident Attorney to Appear in a Specific Case Pro Hac Vice for William Savitt
2014-08-07 [Dkt. No. 023-01] Proof of Service for the Notice of Appearance for Colleen Smith
2014-08-07 [Dkt. No. 023] Notice of Appearance for Colleen Smith
2014-08-07 [Dkt. No. 024] Order Denying Ex Parte Application

2014-08-07 [Dkt. No. 025] Order Granting Pro Hac Vice for Jay Lefkowitz
2014-08-07 [Dkt. No. 026] Order Granting Pro Hac Vice for John Del Monaco
2014-08-07 [Dkt. No. 027] Order Granting Pro Hac Vice for Danielle Sassoon
2014-08-08 [Dkt. No. 028] Order Granting Pro Hac Vice for William Savitt
2014-08-11 [Dkt. No. 029-01] Proposed Order on Application for Pro Hac Vice for Bradley Wilson
2014-08-11 [Dkt. No. 029] Application of Non-Resident Attorney to Appear in a Specific Case Pro Hac Vice for Bradley Wilson
2014-08-12 [Dkt. No. 030] Notice of Appearance for Austin Norris
2014-08-12 [Dkt. No. 031] Notice of Appearance for Kristin Rose
2014-08-12 [Dkt. No. 032] Order on Pro Hac Vice Application for Bradley Wilson 2014-08-14 [Dkt. No. 033-01] Proposed Order for Pro Hac Vice for Brian Frawley 2014-08-14 [Dkt. No. 033] Application of Non-Resident Attorney to Appear in a Specific Case Pro Hac Vice for Brian Frawley
2014-08-14 [Dkt. No. 034] Defendants’ Joint Opposition to Plaintiffs’ Motion to Expedite 2014-08-15 [Dkt. No. 035] Order Granting Pro Hac Vice Application for Brian Frawley 2014-08-15 [Dkt. No. 036] Order on Application for Pro Hac Vice for Brian Frawley 2014-08-18 [Dkt. No. 037-11] Revised Proposed Order Granting Plaintiffs’ Request for Expedited Proceedings
2014-08-18 [Dkt. No. 037] Reply In Support Of Plaintiffs’ Request for Expedited Proceedings
2014-08-19 [Dkt. No. 038-03] Defendants’ Joint Sur-Reply in Opposition to Plaintiffs’ Motion to Expedite
2014-08-19 [Dkt. No. 038-04] Proposed Order Granting Defendants’ Ex Parte Application for Leave to File Joint Sur-Reply
2014-08-19 [Dkt. No. 038] Defendants-Ex Parte Application for Leave to File Joint Sur-Reply in Opposition to Plaintiffs’ Motion to Expedite
2014-08-19 [Dkt. No. 039] Answers and Affirmative Defenses of Defendants’ Pershing Square, PS Management, PS Fund 1 LLC and William Ackman
2014-08-19 [Dkt. No. 040] Valeant and AGMS’s Answer to Complaint and Affirmative Defenses
2014-08-19 [Dkt. No. 041] Valeant’s and AGMS’s Certification and Notice of Interested Parties
2014-08-19 [Dkt. No. 042] Counterclaims of Valeant and Pershing Square
2014-08-19 [Dkt. No. 043] Plaintiffs’ Opposition to Defendants’ Ex Parte Application for Leave to File Joint Sur-Reply in Opposition to Motion to Expedite
2014-08-19 [Dkt. No. 044] Defendants Pershing and Ackman’s Certification and Notice of Interested Parties
2014-08-20 [Dkt. No. 045] Minutes re Ex Parte Application Conference
2014-08-20 Transcript of Hearing on Plaintiff’s Ex Parte Application to Expedite Proceedings
2014-08-21 [Dkt. No. 046] Transcript Order Submitted by Plaintiffs
2014-08-21 [Dkt. No. 047] Order Granting Ex Parte Application for Leave to File Joint Sur Reply in Opposition to Plaintiffs’ Motion to Expedite
2014-08-21 [Dkt. No. 048] Order Denying Motion for Expedited Proceedings
2014-08-25 [Dkt. No. 049] Order Setting Scheduling Conference
2014-08-26 [Dkt. No. 050] Plaintiffs’ Notice of Motion for Expedited Discovery
2014-08-26 [Dkt. No. 050-1] Memorandum of Points and Authorities in Support of Plaintiffs’ Motion for Expedited Discovery
2014-08-26 [Dkt. No. 050-15] [Proposed] Order Granting Plaintiffs’ Motion for Expedited Discovery
2014-08-26 [Dkt. No. 050-2-14] Declaration of Michele D. Johnson In Support Of Plaintiffs’ Motion for Expedited Discovery
2014-08-29 [Dkt. No. 062] Summons Issued to PYOTT, David
2014-08-29 [Dkt. No. 063] Summons Issued to DUNSIRE, Deborah

2014-08-29 [Dkt. No. 064] Summons Issued to GALLAGHER, Michael
2014-08-29 [Dkt. No. 065] Summons Issued to JONES, Trevor
2014-08-29 [Dkt. No. 066] Summons Issued to LAVIGNE, Louis
2014-08-29 [Dkt. No. 067] Summons Issued to RAY, Russell
2014-08-29 [Dkt. No. 068] Summons Issued to MCDONNELL, Peter
2014-08-29 [Dkt. No. 069] Summons Issued to PROCTOR, Timothy
2014-08-29 [Dkt. No. 070] Summons Issued to TERMEER, Henri
2014-09-02 [Dkt. No. 071] Answer of Counterclaim Defendants to Counterclaims of Valeant and Pershing Square
2014-09-02 [Dkt. No. 072] Allergan and Counterclaimants Certification and Notice of Interested Parties
2014-09-03 [Dkt. No. 073] Defendants’ Joint Opposition to Plaintiffs’ Motion for Expedited Discovery
2014-09-03 [Dkt. No. 073-01] Declaration of Mark Holscher in Support of Defendants’ Joint Opposition to Plaintiffs’ Motion for Expedited Discovery
2014-09-03 [Dkt. No. 074] Joint Stipulation Requesting Shortened Briefing Schedule on Plaintiffs’ Motion for Expedited Discovery
2014-09-03 [Dkt. No. 074-01] Proposed Order Granting Joint Stipulation Requesting Shortened Briefing Schedule on Plaintiffs’ Motion for Expedited Discovery
2014-09-03 [Dkt. No. 075] Proof of Service of Complaint Upon Valeant and AGMS
2014-09-03 [Dkt. No. 076] Proof of Service of Summons, Complaint and Related Documents Upon Defendants Pershing Square Mgmt., L.P., PS Mgmt. GP, LLC, PS Fund 1, LLP, and William Ackman
2014-09-05 [Dkt. No. 077] Order Setting Briefing Schedule and Hearing Date re Plaintiffs’ Motion to Expedite Discovery
2014-09-07 [Dkt. No. 079-01] Smith Declaration ISO of Motion for Expedited Discovery w Exhibits
2014-09-07 [Dkt. No. 079-06] Revised Proposed Order re Plaintiffs Motion for Expedited Discovery
2014-09-07 [Dkt. No. 079] Plaintiffs Reply ISO Motion for Expedited Discovery
2014-09-09 [Dkt. No. 080] Order Regarding Stipulated Protective Order
2014-09-09 Hearing Transcript on Motion For Expedited Discovery
2014-09-10 [Dkt. No. 081] Notice Re Transcript May be Viewed
2014-09-10 [Dkt. No. 082] Notice of Filing Transcript – No Document
2014-09-09 [Dkt. No. 083] Order on Plaintiff’s Motion for Expedited Discovery
2014-09-11 [Dkt. No. 084-01] Proposed Order for Application for Pro Hac Vice for Susan Hannigan
2014-09-11 [Dkt. No. 084] Application for Pro Hac Vice for Susan Hannigan
2014-09-11 [Dkt. No. 085-01] Proposed Order Granting Joint Stipulation Re Scheduling 2014-09-11 [Dkt. No. 085] Joint Stipulation and Proposed Order Re Scheduling
2014-09-11 [Dkt. No. 086] Civil Minutes re Order Setting Second Hr’g Date re Plaintiffs’ Motion to Expedite Discovery
2014-09-12 [Dkt. No. 087] Order Granting Joint Stipulation Re Schedule and Vacating 9-15 Conference
2014-09-12 [Dkt. No. 088] Allergan Letter to Judge
2014-09-14 [Dkt. No. 089] Order to Strike Electronically Filed Documents re Pro Hac Vice Filed by Susan Hannigan
2014-09-15 [Dkt. No. 90] Amendment to Application for Susan Hannigan to Appear Pro Hac Vice
2014-09-15 [Dkt. No. 90-1] [Proposed] Order on Amendment to Application for Susan Hannigan to Appear Pro Hac Vice
2014-09-15 [Dkt. No. 091] Proposed Stipulated Confidentiality Order
2014-09-15 [Dkt. No. 091-0] Proposed Stipulated Confidentiality Order

2014-09-16 [Dkt. No. 092] Defs.’ Mot. to Compel Production of Unredacted Documents
2014-09-16 [Dkt. No. 092-1] Decl. of M. Holscher ISO Defs.’ Mot. to Compel Production of Unredacted Documents
2014-09-16 [Dkt. No. 092-2-12] Public Version Decl. of M. Shipley ISO Defs.’ Mot. to Compel Production of Unredacted Documents
2014-09-16 [Dkt. No. 092-13] [Proposed] Order Granting Defs.’ Mot. to Compel Production of Unredacted Documents
2014-09-16 [Dkt. No. 093] Notice of Manual Filing or Lodging re Defs.’ Mot. to Compel Production of Unredacted Documents
2014-09-16 [Dkt. No. 094-1] [Proposed] Order Granting Application to File Documents Under Seal
2014-09-16 [Dkt. No. 094] Application to File Documents Under Seal
2014-09-16 [Dkt. No. 094-2] Certificate of Service
© 2014 Pershing Square Capital Management

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Bylaws Litigation (DE)
2014-08-22 (D.I. 01) Plaintiffs’ Verified Complaint for Declaratory and Injunctive Relief 2014-08-22 (D.I. 02) Motion for Expedited Proceedings
2014-08-22 (D.I. 03) Brief in Support of Plaintiffs’ Motion for Expedited Proceedings
2014-08-22 (D.I. 04) Compendium of Key Cases Cited in Brief in Support of Plaintiffs’ Motion for Expedited Proceedings
2014-08-22 (D.I. 05.01) Letter to The Honorable Andre Bouchard from David C. McBride 2014-08-22 (D.I. 05.02) Supplemental Information Sheet
2014-08-22 (D.I. 05.03) Verification to Complaint – PS Fund 1, LLC
2014-08-22 (D.I. 05.04) Verification to Complaint – Pershing Square Capital Management LP
2014-08-22 (D.I. 05.05) Verification to Complaint – Valeant Pharmaceuticals International, Inc.
2014-08-22 (D.I. 05.06) Verification to Complaint – Valeant Pharmaceuticals International 2014-08-22 (D.I. 05.07) Exhibit A to the Complaint
2014-08-22 (D.I. 05.08) Exhibit B to the Complaint
2014-08-22 (D.I. 05.09) Exhibit C to the Complaint
2014-08-22 (D.I. 05.10) Exhibit D to the Complaint
2014-08-22 (D.I. 05.11) Exhibit E to the Complaint
2014-08-22 (D.I. 05.12) Exhibit F to the Complaint
2014-08-22 (D.I. 05.13) Exhibit G to the Complaint
2014-08-22 (D.I. 05.14) Exhibit H to the Complaint
2014-08-22 (D.I. 05.15) Exhibit I to the Complaint
2014-08-22 (D.I. 05.16) Exhibit J to the Complaint
2014-08-22 (D.I. 05.17) (Proposed) Order Granting Expedited Proceedings
2014-08-25 (D.I. 6) Letter to Counsel scheduling hearing
2014-08-25 (D.I. 9) Letter to Register in Chancery from Benjamin Z. Grossberg regarding compliance with Court of Chancery Rule 5.1
2014-08-25 (D.I. 10) Entry of Appearance of Richards, Layton & Finger, P.A. on behalf of Defendants
2014-08-25 (D.I. 11) Frawley, Brian T. Proposed Order for Admission Pro Hac Vice
2014-08-25 (D.I. 11) Plaintiffs Valeant Pharmaceuticals International, Inc. and Valeant Pharmaceuticals International’s Motion for Admission Pro Hac Vice of Brian T. Frawley, with Certificate of Service
2014-08-25 (D.I. 11) Certification of Brian T. Frawley in support of his Motion for Admission Pro Hac Vice
2014-08-26 (D.I. 12) Granted (Frawley, Brian T. Proposed Order for Admission Pro Hac Vice)
2014-08-26 (D.I. 13) Certificate of Compliance with Typeface Requirement and Type-Volume Limitation
2014-08-26 (D.I. 13) Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite

2014-08-26 (D.I. 14) Affidavit of Susan M. Hannigan, Esq. in Support of Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite
2014-08-26 (D.I. 14) Exhibits A-O to Affidavit of Susan M. Hannigan, Esq. in Support of Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite
2014-08-26 (D.I. 15 )Letter to The Honorable Andre G. Bouchard enclosing courtesy copies of Defendants’ Brief in Response to Plaintiffs’ Motion to Expedite and Affidavit of Susan M. Hannigan, Esq.
2014-08-26 (D.I. 16) Lefkowitz, Jay P Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.
2014-08-26 (D.I. 16) Lefkowitz, Jay P Proposed Order Granting Admission Pro Hac Vice 2014-08-26 (D.I. 16) Lefkowitz, Jay P. Certification Pursuant to Chancery Court Rule 170(c)
2014-08-26 (D.I. 16)Lefkowitz, Jay P Certificate of Service
2014-08-26 (D.I. 17) Solum, Matthew Certificate of Service
2014-08-26 (D.I. 17) Solum, Matthew Certification Pursuant to Chancery Court Rule 170(c)
2014-08-26 (D.I. 17) Solum, Matthew Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.
2014-08-26 (D.I. 17) Solum, Matthew Proposed Order Granting Admission Pro Hac Vice 2014-08-26 (D.I. 18) Del Monaco, John P. Certificate of Service
2014-08-26 (D.I. 18) Del Monaco, John P. Certification Pursuant to Chancery Court Rule 170(c)
2014-08-26 (D.I. 18) Del Monaco, John P. Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.
2014-08-26 (D.I. 18) Del Monaco, John P. Proposed Order Granting Admission Pro Hac Vice
2014-08-26 (D.I. 19) Sassoon, Danielle R Motion for Admission Pro Hac Vice on behalf of Plaintiffs, PS Fund 1, LLC and Pershing Square Capital Management, L.P.
2014-08-26 (D.I. 19) Sassoon, Danielle R. Certificate of Service
2014-08-26 (D.I. 19) Sassoon, Danielle R. Certificate of Service
2014-08-26 (D.I. 19) Sassoon, Danielle R. Certification Pursuant to Chancery Court Rule 170 (c)
2014-08-26 (D.I. 19) Sassoon, Danielle R. Proposed Order Granting Admission Pro Hac Vice
2014-08-26 (D.I. 20) Exhibit A to Letter to The Honorable Andre G. Bouchard from David C. McBride in response to Allergan’s latest letter of August 22nd
2014-08-26 (D.I. 20) Exhibit B to Letter to The Honorable Andre G. Bouchard from David C. McBride in response to Allergan’s latest letter of August 22nd
2014-08-26 (D.I. 20) Letter to The Honorable Andre G. Bouchard from David C. McBride in response to Allergan’s latest letter of August 22nd
2014-08-26 (D.I. 21) Granted (Lefkowitz, Jay P. Proposed Order Granting Admission Pro Hac Vice)
2014-08-26 (D.I. 22) Granted (Solum, Matthew Proposed Order Granting Admission Pro Hac Vice)
2014-08-26 (D.I. 23) Granted (Del Monaco, John P. Proposed Order Granting Admission Pro Hac Vice)
2014-08-26 (D.I. 24) Granted (Sassoon, Danielle R. Proposed Order Granting Admission Pro Hac Vice)
2014-08-26 (D.I. 25) Wilson, Bradley R. Certification of Bradley R. Wilson to Defendants’ Motion for Admission Pro Hac Vice
2014-08-26 (D.I. 25) Wilson, Bradley R. Defendants’ Motion for Admission Pro Hac Vice of Bradley R. Wilson with Certificate of Service
2014-08-26 (D.I. 25) Wilson, Bradley R. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Bradley R. Wilson
2014-08-26 (D.I. 26) Granted (Wilson, Bradley R. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Bradley R. Wilson)
2014-08-26 (D.I. 27) Savitt, William Certification to Defendants’ Motion for Admission Pro Hac Vice of William Savitt
2014-08-26 (D.I. 27) Savitt, William Defendants’ Motion for Admission Pro Hac Vice of William Savitt with certificate of service
2014-08-26 (D.I. 27) Savitt, William Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of William Savitt
2014-08-27 (D.I. 28) Savitt, William Granted Order to Motion for Admission Pro Hac Vice

2014-08-27 Transcript of Hearing on Plaintiffs’ Motion to Expedite Proceedings and Rulings of the Court
2014-08-28 (D.I. 29) Notice of Service of Plaintiffs’ First Set of Interrogatories and First Request for Production of Documents Directed to Defendants
2014-08-30 (D.I. 30) Notice of Service of Defendants’ First Set of Interrogatories and First Request for the Production of Documents Directed to Plaintiffs
2014-09-02 (D.I. 31) Certificate of Service to Plaintiffs’ Verified Amended Complaint for Declaratory and Injunctive Relief
2014-09-02 (D.I. 31) Plaintiffs’ Verified Amended Complaint for Declaratory and Injunctive Relief
2014-09-02 (D.I. 31) Tab 1 to Plaintiffs’ Verified Amended Complaint for Declaratory and Injunctive Relief [Red-line]
2014-09-02 (D.I. 31) Verification of Pershing Square Capital Management, L.P.
2014-09-02 (D.I. 31) Verification of PS Fund 1, LLC
2014-09-02 (D.I. 31) Verification of Valeant Pharmaceuticals International, Inc.
2014-09-02 (D.I. 31) Verification of Valeant Pharmaceuticals International
2014-09-02 (D.I. 32) Letter to The Honorable Andre G. Bouchard from Tammy L. Mercer, Esquire enclosing a courtesy copy of a Stipulation and [Proposed] Order Governing Expedited Proceedings and Trial
2014-09-02 (D.I. 32) Stipulation and [Proposed] Order Governing Expedited Proceedings and Trial
2014-09-03 (D.I. 33) Letter to The Honorable Bouchard from Benjamin Z. Grossberg transmitting courtesy copies of amended complaint
2014-09-03 (D.I. 34) Granted with Modifications (Stipulation and [Proposed] Order Governing Expedited Proceedings and Trial)
2014-09-03 (D.I. 35) Stipulation and [Proposed] Order Governing The Production And Exchange Of Confidential, Highly Confidential, and Highly Confidential
- Attorneys’ Eyes Only Information
2014-09-03 (D.I. 35) Exhibit A to Stipulation and [Proposed] Order Governing The Production And Exchange Of Confidential, Highly Confidential, and Highly Confidential
2014-09-03 (D.I. 36) Stipulation and [Proposed] Order Governing Expert Discovery
2014-09-03 (D.I. 37) Hearing on a Motion to Expedite, held before Chancellor Andre G. Bouchard on August 27, 2014.
2014-09-04 (D.I. 38) Granted (Stipulation and [Proposed] Order Governing Expert Discovery)
2014-09-04 (D.I. 39) Granted (Stipulation and [Proposed] Order Governing The Production And Exchange Of Confidential, Highly Confidential, and Highly Confidential)
2014-09-04 (D.I. 40) Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Innisfree M&A Incorporated with certificate of service
2014-09-04 (D.I. 41) Certificate of Service to Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-04 (D.I. 41) Exhibit A - Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-04 (D.I. 41) Exhibit B - Affidavit of Service to Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-04 (D.I. 41) Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-05 (D.I. 42) Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Merrill, Lynch, Pierce, Fenner & Smith Incorporated with affidavit of service and certificate of service
2014-09-05 (D.I. 43) Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Innisfree M&A Incorporated with affidavit of service and certificate of service
2014-09-05 (D.I. 43) Schedule A to Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Innisfree M&A Incorporated
2014-09-05 (D.I. 43) Schedule A to Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Merrill, Lynch, Pierce, Fenner & Smith Incorporated
2014-09-05 (D.I. 44) Letter to the Honorable Andre G. Bouchard regarding validity of written requests from Allergan stockholders to request a Special Meeting of Stockholders
2014-09-05 (D.I. 44) Exhibit to Letter to the Honorable Andre G. Bouchard re validity of written requests from Allergan stockholders to request a Special Meeting of Stockholders
2014-09-08 (D.I. 45) Plaintiffs’ Notice of Depositions of Michael R. Gallagher and David E.I. Pyott with certificate of service
2014-09-08 (D.I. 46) Defendants’ Notice of Depositions with Certificate of Service

2014-09-08 (D.I. 47) Notice of Service of Defendants Allergan, Inc., et al. responses and and Objections to Plaintiffs’ First Request for Production of Documents Directed to Defendants
2014-09-09 (D.I. 48) Notice of Service of Plaintiffs’ Objections and Responses to Defendants’ First Request for Production of Documents Directed to Plaintiffs
2014-09-09 (D.I. 49) Certificate of Service of Subpoena Duces Tecum Directed to Morgan Stanley
2014-09-09 (D.I. 49) Subpoena Duces Tecum Directed to Morgan Stanley with Proof of Service
2014-09-09 (D.I. 50) Certificate of Service of Subpoena Duces Tecum Directed to D.F. King & Co., Inc.
2014-09-09 (D.I. 50) Subpoena Duces Tecum Directed to D.F. King Co. Inc. with Proof of Service
2014-09-09 (D.I. 51) Certificate of Service of Subpoena Duces Tecum Directed to Mackenzie Investments Corporation
2014-09-09 (D.I.51) Subpoena Duces Tecum Directed to Mackenzie Investments Corporation with Proof of Service.pdf
2014-09-09 (D.I. 52) Letter to The Honorable Andre Bouchard from Martin S. Lessner in response to the Allergan defendants’ letter to the Court of Friday evening, September 5, 2014
2014-09-09 (D.I. 53) Plaintiffs’ Notice of Depositions with certificate of service
2014-09-09 (D.I. 54) Subpoena Duces Tecum Directed to Mackenzie Partners, Inc. with Proof of Service and Certificate of Service (1)
2014-09-09 (D.I. 55) Letter to Chancellor Bouchard from Raymond DiCamillo in response to plaintiffs’ September 9 letter to Court
2014-09-09 (D.I. 56) Mirvis, Theodore N. [Proposed] Order for Motion for Admission Pro Hac Vice on behalf of defendants Allergan, Inc., David E.I. Pyott, Michael R. Gallagher, Deborah Dunsire
2014-09-09 (D.I. 56) Mirvis, Theodore N. Certification in support of Motion for Admisison Pro Hac Vice on behalf of defendants
2014-09-09 (D.I. 56) Mirvis, Theodore N. Motion for Admission Pro Hac Vice on behalf of defendants
2014-09-09 (D.I. 57) Certificate of Service to Defendants’ Answer to Plaintiffs’ Verified Complaint for Declaratory and Injunctive Relief
2014-09-09 (D.I. 57) Defendants’ Answer to Plaintiffs’ Verified Complaint for Declaratory and Injunctive Relief
2014-09-10 (D.I. 58) Granted (Mirvis, Theodore N. [Proposed] Order for Motion for Admission Pro Hac Vice on behalf of defendants
2014-09-10 (D.I. 59) Certificate of Service of Subpoena Ad Testificandum Directed to D.F. King & Co., Inc.
2014-09-10 (D.I. 59) Schedule A to Subpoena Ad Testificandum Directed to D.F. King & Co., Inc.
2014-09-10 (D.I. 59) Subpoena Ad Testificandum Directed to D.F. King & Co., Inc. with Proof of Service
2014-09-11 (D.I. 60) Plaintiffs’ Subpoena Duces Tecum And Ad Testificandum Directed to IVS Associates, Inc. with affidavit of service and certificate of service
2014-09-11 (D.I. 60) Schedule A to Plaintiffs’ Subpoena Duces Tecum And Ad Testificandum Directed to IVS Associates, Inc.
2014-09-11 (D.I. 60) Schedule B to Plaintiffs’ Subpoena Duces Tecum And Ad Testificandum Directed to IVS Associates, Inc.
2014-09-11 (D.I. 61) Defendants’ Notice of Deposition with Certificate of Service
2014-09-11 (D.I. 064) Certificate of Service to Notice of Deposition of Daniel H. Burch on Thursday, September 1, 2014 at 200 pm
2014-09-11 (D.I. 064) Notice of Deposition of Daniel H. Burch on Thursday, September 1, 2014 at 200 pm
2014-09-11 (D.I. 065) Certificate of Service to Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-11 (D.I. 065) Exhibit A to Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-11 (D.I. 065) Notice of Plaintiffs’ Subpoena Duces Tecum and Ad Testificandum Directed to Goldman, Sachs & Co.
2014-09-11 (D.I. 066) Notice of Service to (i) Answers to Plaintiffs’ First Set of Interrogatories to Defendants and (ii) this Notice of Service
2014-09-11 (D.I. 067) Notice of Service of (1) Plaintiffs’ Objections and Responses to Defendants’ First Set of Interrogatories and (2) this Notice of Service
2014-09-12 (D.I. 068) Exhibits 1 – 5 to Letter to Chancellor Bouchard from David C. McBride in response to defendants’ Sept. 9th letter to the Court
2014-09-12 (D.I. 068) Letter to Chancellor Bouchard from David C. McBride in response to defendants’ Sept. 9th letter to the Court
2014-09-12 (D.I. 069) Certificate of Service of Subpoena Ad Testificandum Directed to Daniel H. Burch, Chairman & CEO of Mackenzie Partners, Inc.

2014-09-12 (D.I. 069) Schedule A to Subpeona Ad Testificandum Directed to Daniel H. Burch, Chairman & CEO of Mackenzie Partners, Inc.
2014-09-12 (D.I. 069) Subpoena Ad Testificandum Directed to Daniel H. Burch, Chairman & CEO of Mackenzie Partners, Inc. with Proof of Service
2014-09-12 (D.I. 070) Letter to Register in Chancery from R. Horn dated September 12, 2014 re Defendants’ Answers to Plaintiff’s First Set of Interrogatoaries
2014-09-12 Transcript In-Court Status Conference
2014-09-12 (D.I. 071) Certification to Defendants’ Motion for Admission Pro Hac Vice of Stephen R. DiPrima
2014-09-12 (D.I. 071) Defendants’ Motion for Admission Pro Hac Vice of Stephen R. DiPrima with certificate of service
2014-09-12 (D.I. 071) DiPrima, Stephen R. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Stephen R. DiPrima
2014-09-12 (D.I. 072) Certification to Defendants’ Motion for Admission Pro Hac Vice of Carrie M. Reilly
2014-09-12 (D.I. 072) Defendants’ Motion for Admission Pro Hac Vice of Carrie M. Reilly with certificate of service
2014-09-12 (D.I. 072) Reilly, Carrie M. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Carrie M. Reilly
2014-09-12 (D.I. 073) Certification to Defendants’ Motion for Admission Pro Hac Vice of A.J. Martinez
2014-09-12 (D.I. 073) Defendants’ Motion for Admission Pro Hac Vice of A.J. Martinez with certificate of service
2014-09-12 (D.I. 073) Martinez, A.J. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of A.J. Martinez
2014-09-12 (D.I. 074) [Proposed] Order Granting Plaintiffs’ Motion to Compel the Production of Documents Due to the Subject Matter Waiver of Privilege by Defendants
2014-09-12 (D.I. 074) Certificate of Compliance with Typeface Requirement and Type-Volume Limitation
2014-09-12 (D.I. 074) Compendium of Selected Authorities Cited in Plaintiffs’ Brief in Sup of Their Motion to Compel the Prod of Docs Due to the Subject Matter Waiver of Privilege by Defendants
2014-09-12 (D.I. 074) Exhibit A to Certificate of Compliance with Typeface Requirement and Type-Volume Limitation
2014-09-12 (D.I. 074) Exhibits 1-4 to Plaintiffs’ Brief in Support of Their Motion to Compel the Production of Documents Due to the Subject Matter Waiver of Privilege by Defendants
2014-09-12 (D.I. 074) Letter to The Honorable Andre G. Bouchard from Robert S. Saunders, Esquire enclosing two courtesy copies of Plaintiffs’ Motion to Compel the Production of Documents
2014-09-12 (D.I. 074) Plaintiffs’ Brief in Support of Their Motion to Compel the Production of Documents Due to the Subject Matter Waiver of Privilege by Defendants
2014-09-12 (D.I. 074) Plaintiffs’ Motion to Compel the Production of Documents Due to the Subject Matter Waiver of Privilege by Defendants (with Certificate of Service)
2014-09-12 Transcript In-Court Status Conference
2014-09-13 (D.I. 075) [Proposed] Order Granting Plaintiffs’ Motion to Compel the Production of Documents Responsive to Request No. 11 of Plaintiffs’ First Requests
2014-09-13 (D.I. 075) Certificate of Compliance with Typeface Requirement and Type-Volume Limitation
2014-09-13 (D.I. 075) Exhibit 13-14 to Plaintiffs’ Brief in Support of Their Motion to Compel the Production of Documents Responsive to Request No. 11 of Plaintiffs’ First Requests
2014-09-13 (D.I. 075) Exhibit A to Certificate of Compliance with Typeface Requirement and Type-Volume Limitation
2014-09-13 (D.I. 075) Exhibits 1-9 to Plaintiffs’ Brief in Support of Their Motion to Compel the Production of Documents Responsive to Request No. 11 of Plaintiffs’ First Requests
2014-09-13 (D.I. 075) Exhibits 10-12 to Plaintiffs’ Brief in Support of Their Motion to Compel the Production of Documents Responsive to Request No. 11 of Plaintiffs’ First Requests
2014-09-13 (D.I. 075) Letter to The Honorable Andre G. Bouchard from Robert S. Saunders, Esquire enclosing two courtesy copies of Plaintiffs’ Motion to Compel
2014-09-13 (D.I. 075) Plaintiffs’ Brief in Support of Their Motion to Compel the Production of Documents Responsive to Request No. 11 of Plaintiffs’ First Requests

2014-09-13 (D.I. 075) Plaintiffs’ Motion to Compel the Production of Documents Responsive to Request No. 11 of Plaintiffs’ First Requests (with Certificate of Service)
2014-09-13 (D.I. 076) Notice of Service of Expert Disclosures of Plaintiffs
2014-09-13 (D.I. 077) Notice of Service of Expert Disclosures of Defendants 2014-09-13 (D.I. 078) Plaintiffs’ Notice of Deposition of Russell Ray with certificate of service
2014-09-14 (D.I. 079) [Proposed] Order Granting Defendants’ Motion to Compel
2014-09-14 (D.I. 079) Certificate of Service to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) DEFENDANTS’ MOTION TO COMPEL OR, IN THE ALTERNATIVE, FOR AN ORDER PRECLUDING CERTAIN ARGUMENTS AND EVIDENCE AT TRIAL
2014-09-14 (D.I. 079) Exhibit A to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit B to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit C to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit D to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit E to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit F to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit G to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit H to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 079) Exhibit I to Defendants’ Motion to Compel or, in the Alternative, for an Order Precluding Certain Arguments and Evidence at Trial
2014-09-14 (D.I. 080) Exhibit A to Letter from Raymond J. DiCamillo to the Honorable Andre G. Bouchard dated September 14, 2014 regarding the parties’ cross-motions to compel
2014-09-14 (D.I. 080) Exhibit B to Letter from Raymond J. DiCamillo to the Honorable Andre G. Bouchard dated September 14, 2014 regarding the parties’ cross-motions to compel
2014-09-14 (D.I. 080) Letter from Raymond J. DiCamillo to the Honorable Andre G. Bouchard dated September 14, 2014 regarding the parties’ cross-motions to compel
2014-09-15 (D.I. 081) Conway, George T, III Certification of George T. Conway
2014-09-15 (D.I. 081) Conway, George T., III Motioin for Admission Pro Hac Vice of George T. Conway III with Certificate of Service
2014-09-15 (D.I. 081) Conway, George T., III Proposed Order to Motion for Admission Pro Hac Vice of George T. Conway III
2014-09-15 (D.I. 082) Certification Pursuant to Court of Chancery Rule 170(c) to Motion for Admission Pro Hac Vice of Mark Holscher
2014-09-15 (D.I. 082) Holscher, Mark [Proposed] Order to Motion for Admission Pro Hac Vice
2014-09-15 (D.I. 082) Motion for Admission Pro Hac Vice of Mark Holscher to represent plaintiffs PS Fund 1, LLC and Pershing Square Capital Management, L.P. with certificate of service
2014-09-15 (D.I. 083) Granted (DiPrima, Stephen R. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Stephen R. DiPrima)
2014-09-15 (D.I. 084) Granted (Reilly, Carrie M. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of Carrie M. Reilly)
2014-09-15 (D.I. 085) Granted (Martinez, A.J. Proposed Order to Defendants’ Motion for Admission Pro Hac Vice of A.J. Martinez)
2014-09-15 (D.I. 086) Granted (Conway, George T., III Proposed Order to Motion for Admission Pro Hac Vice of George T. Conway III)
2014-09-15 (D.I. 087) Granted (Holscher, Mark [Proposed] Order to Motion for Admission Pro Hac Vice)
2014-09-15 (D.I. 088) Motion for Admission Pro Hac Vice of John L. Hardiman, with Certificate of Service
2014-09-15 (D.I. 089) Letter to Chancellor Bouchard from R. DiCamillo informing Court that oppositions to the 3 pending motions to compel will be filed by 500 p.m. on Sept 15, 2014
2014-09-15 (D.I. 090) Granted (Hardiman, John L. Proposed Order for Admission Pro Hac Vice on the behalf of Plaintiffs Valeant)

2014-09-15 (D.I. 091) Plaintiffs’ Amended Notice of Deposition of Defendant Russell T. Ray with certificate of service
2014-09-15 (D.I. 092) Plaintiffs’ Notice of Depositions of Defendants Michael R. Gallagher and David E.I. Pyott with certificate of service
2014-09-15 (D.I. 093) Letter to Counsel scheduling oral argument
2014-09-15 (D.I. 094) Stipulation and [Proposed] Order Setting Allergan Special Meeting of Stockholders
2014-09-16 (D.I. 095) Granted (Stipulation and [Proposed] Order Setting Allergan Special Meeting of Stockholders)
© 2014 Pershing Square Capital Management

ADVANCING ALLERGAN
HOME WEBCAST NOMINEES SHAREHOLDER MATERIALS LITIGATION NEWS RELEASES PROPOSED BY-LAWS MEDIA CONTACTS
September 16, 2014
Pershing Square, Valeant And Allergan Settle Pending Litigation Before The Delaware Court Of Chancery
September 15, 2014
Pershing Square Submits Additional Special Meeting Requests Total Submitted Represents 35.68% Of Allergan Shares
September 11, 2014
Pershing Square Submits Additional Special Meeting Requests; Total Tops 35%
August 22, 2014
Pershing Square Submits Requests From Shareholders Owning 31% Of Allergan’s Shares To Call Special Meeting
July 11, 2014
Pershing Square Files Definitive Solicitation Statement
July 7, 2014
Pershing Square Announces Director Slate For Allergan Board
June 27, 2014
Pershing Square Enters Into A Settlement With Allergan
June 19, 2014
Delaware Court Of Chancery Rules In Favor Of Expediting Pershing Square’s Request
June 12, 2014
Pershing Square Seeks Clarification On Allergan Poison Pill In Court.
June 11, 2014
Allergan Responds To PSCM Letter
June 6, 2014
PSCM Seeks Clarification From Allergan

June 2, 2014
Pershing Square Seeks To Hold A Special Shareholder Meeting
May 19, 2014
Pershing Square Urges Allergan To Hire Independent Counsel
April 22, 2014
Valeant And Pershing Square Announce Partnership To Acquire Allergan
© 2014 Pershing Square Capital Management